MIDAS SERIES TRUST

MIDAS PERPETUAL PORTFOLIO
Symbol: MPERX

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement dated June 26, 2014 to the Summary Prospectus Dated May 14, 2014

This Supplement and the Summary Prospectus dated May 14, 2014 regarding Midas Perpetual Portfolio (the “Fund”) provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-400-MIDAS (6432).

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://midasfunds.com/pdf/midas-funds-prospectus.pdf.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an e-mail request to info@midasfunds.com, or from your financial intermediary.

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This Supplement revises certain information contained in the Fund's Summary Prospectus dated May 14, 2014.

The following information replaces in its entirety the expense example table appearing under the heading "Fees and Expenses of the Fund" on page 1 of the Summary Prospectus:

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$225	$694	$1,190	$2,554